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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) At the Annual Meeting of Stockholders held August 11, 2005, the stockholders of the Company approved an amendment to the Company's 2003 Incentive Stock Plan providing for an increase in the number of shares of common stock with respect to which options and other awards may be granted under the Plan from 2,400,000 shares to the lesser of 3,000,000 shares or 15% of the number of shares of common stock outstanding from time to time, calculated on a fully diluted basis.

(b) The Compensation Committee approved and recommended, and the Board of Directors approved by unanimous written consent effective August 16, 2005, bonuses to certain executive officers as described below:

         (i) $35,000 to Victor M. Perez, Chief Financial Officer, pursuant to his employment agreement for meeting certain strategic objectives specified in his employment agreement;

         (ii) $15,000 to Theodore F. Pound III, General Counsel and Secretary, as a discretionary bonus for performance;

         (iii) $150,000 to Dave Wilde, President and Chief Operating Officer pursuant to his employment agreement. Mr. Wilde will receive $100,000 since $50,000 was paid upon his election as Chief Operating Officer. Mr. Wilde's bonus is based on the Company achieving its operating income targets for the first and second quarters of 2005.

         (iv) $200,000 to Munawar H. Hidayatallah, Chairman and Chief Executive Officer, in accordance with the terms of his employment agreement. Mr. Hidayatallah is entitled to a bonus equal to 100% of his base salary upon meeting the strategic objectives relating to revenues, EBITDA and net income specified in his employment agreement. This bonus relates to meeting the objectives under his employment agreement for the six months ended June 30, 2005, and an additional $25,000 discretionary bonus.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 11, 2005, at the Company's Annual Meeting of Stockholders, a majority of the outstanding stock approved an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of our common stock, $.01 par value, to 100,000,000 shares and increasing our authorized preferred stock, $.01 par value, to 25,000,000 shares. The Certificate of Amendment to our Certificate of Incorporation was filed on August 16, 2005.

ITEM 9.01  - FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

         3.5 Certificate of Amendment to Certificate of Incorporation of Allis-Chalmers Energy Inc.
         4.12    Amendment to 2003 Incentive Stock Plan


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: AUGUST 17, 2005